EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Corvus Gold Inc. (the “Company”), for the period ended May 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Pontius, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 22, 2016	By:	/s/ Jeffrey Pontius
Jeffrey Pontius
Chief Executive Officer (Principal Executive Officer)